MUTUAL RESCISSION OF CONTRACTS AND RELEASES OF CLAIMS

This Agreement is made effective May 15, 2003, by and among Gateway International Holdings, Inc., a Nevada corporation ("Gateway"), E.M. Tool Company, Inc., doing business as Elite Machine Tool Company, Inc., a California corporation ("Elite"), and Lawrence Consalvi ("Consalvi") and Joseph T.W. Gledhill ("Gledhill"), both individuals, on one hand, and Nelson Engineering, Inc., a California corporation ("Nelson, Inc."), and Don Nelson ("D. Nelson") and Rich Lund ("Lund"), both individuals, on the other hand. Gateway, Elite, Consalvi and Gledhill are sometimes collectively described herein as the "Gateway Parties". Nelson, Inc., D. Nelson and Lund are sometimes collectively described herein as the "Nelson Parties". The Gateway Parties and the Nelson Parties are hereafter sometimes collectively described herein as the "Parties".

RECITALS

The Agreement is made with reference to the following facts and intentions:

A. On or about April 26, 2002, Gateway and GWIH Acquisition Corp. II, a Nevada corporation and wholly-owned subsidiary of Gateway ("GWIH") signed a contract entitled Agreement and Plan of Reorganization ("Reorganization Plan") with Nelson, Inc., D. Nelson and Lund whereby GWIH was to be merged with and into Nelson, Inc., with the latter entity being the surviving corporation and a wholly-owned subsidiary of Gateway. Thereafter, before closing of the contemplated transactions, a First Amendment to Agreement and Plan of Reorganization, dated October 4, 2002, ("Amendment #1") was then executed by the same parties. The same parties further verbally agreed (the "Verbal Agreement") to the terms of, and the Nelson Parties shall each sign prior to this Agreement being executed, another amendment ("Amendment #2"), which memorialized the Verbal Agreement and changed the number of shares of Gateway common stock that D. Nelson and Lund were to receive between them as consideration in connection with the merger. True copies of the Reorganization Plan and the Amendments #1 and #2 (collectively the "Reorganization Agreements"), are attached hereto as Exhibits 1, 2, and 3, respectively.

B. By the terms of the Reorganization Agreements, and in connection with the merger, D. Nelson and Lund, as the shareholders of Nelson, Inc., were to receive between them six million one hundred and seventy five thousand three hundred (6,175,300) shares of common stock of Gateway (the "Gateway Shares"), in exchange for their shares of Nelson, Inc. (the "Nelson, Inc. Shares").

C. On or about October 4, 2002, Gateway, Nelson Inc. and GWIH, through their officers, each executed written Articles of Merger and an Agreement of Merger, and submitted those documents to the Nevada and California Secretaries of State, respectively. True copies of the Articles of Merger and Agreement of Merger filed in Nevada and California, respectively, are

Initials: Nelson Parties: ______, RL, Gateway Parties: ______, ______

attached hereto as Exhibit 4 (hereafter jointly "Merger Agreement"). As of the date of this Agreement, the Nelson, Inc. shares have not been exchanged for the Gateway shares.

D. The Parties now desire and hereby agree to mutually rescind ab initio and cancel each and all of the aforesaid contracts, to provide for restitution of consideration and to grant mutual general releases of claims, by the following Agreement.

AGREEMENT

In consideration of the mutual promises, covenants, and conditions contained in this Agreement, the sufficiency and validity of which consideration the Parties hereby acknowledge, the Parties agree as follows:

1. Each and all of the Reorganization Agreements, attached hereto as Exhibits 1,2, and 3, respectively, as well as the Merger Agreement, Exhibit 4 hereto, and the Verbal Agreement, all of which are collectively referred to hereafter as the "Rescinded Contracts", are hereby fully and forever rescinded ab initio, abandoned, withdrawn, waived, cancelled and extinguished (collectively "Rescission" or "Rescinded") by the Parties immediately upon execution of this Agreement, except only as set forth in Paragraph 2 of this Agreement below. This agreed upon mutual Rescission includes, without limitation, elimination forever of any and all rights and Claims (as defined below) on the part of the Gateway Parties, or any of them, if any, to receive and own any shares of stock of Nelson, Inc, and any and all rights and Claims of the Nelson Parties, or any of them, if any, to receive and own any shares of stock of Gateway and/or Elite. All contracts, instruments and other documents, including the Rescinded Contracts and each of them, which transfer or purport to transfer or grant to any or all of the Gateway Parties any rights, titles, interests and/or Claims in or to tangible or intangible assets or other property (collectively "Property"), or Claims of the Nelson Parties, or any of them, and/or which transfer or purport to transfer or grant to any or all of the Nelson Parties any rights, titles, interests and/or Claims in or to Property or Claims of the Gateway Parties, or any of them, are hereby fully and forever Rescinded, except as otherwise stated in Paragraph 2 hereof. Further, neither the Gateway Parties nor the Nelson Parties, nor any of them, shall have any rights, duties, obligations or other liabilities to each other based on these contracts, including Exhibits 1 through 4 hereto, except as set forth in this Agreement.

2. The Gateway Parties shall restore to The Nelson Parties as their interests appear, all Property, if any, owned by the Nelson Parties and/or received by the Gateway Parties from the Nelson Parties, or any of them, as a result of the Rescinded Contracts, Exhibits 1 through 4, inclusive, or otherwise, except as follows:

   a.. Nelson, Inc shall pay the sum of $5,000, by cashier's check, to Gateway immediately upon completed execution of this Agreement by the Parties;

Initials: Nelson Parties: ______, ______, Gateway Parties: ______, ______

b. The Nelson Parties shall each execute and deliver to Gateway, Amendment #2, in the form of Exhibit 3 hereto, immediately upon the Nelson Parties' execution of this Agreement.

c. Gateway shall retain ownership and possession of the Mori Seiki SL 15 Machine (the "Machine"), which is valued at $27,000 for purposes of this Agreement, and Gateway shall pay to Nelson Inc. the sum of $27,000 for the Machine either upon expiration of sixty (60) days from completed execution of this Agreement by all Parties, or, if earlier, immediately upon a sale of the Machine by Gateway. Nelson, Inc. shall provide to Gateway, within five (5) business days following the Nelson Parties' execution of this Agreement, an appropriate executed written Bill of Sale, in favor of Gateway, including full and unencumbered warranties of title from Nelson, Inc., respecting the Machine, in the form of Exhibit 5 attached hereto;

d. Gateway shall continue paying the balance of $111,753.50 to Nelson, Inc. on a prior loan, by monthly installments of $5,545.00 each until said sum is paid in full;

e. None of the Nelson Parties shall be entitled to receive a 1% or any other commission or compensation based on any gross or other sales of Elite or Gateway, notwithstanding any terms of any of the Reorganization Agreements or any other contracts, written or verbal, heretofore made between any of the Parties.

3. The Nelson Parties shall restore to the Gateway Parties, as their interests appear, all Property, if any, owned by the Gateway Parties and/or received by any of the Nelson Parties from any of Gateway Parties as a result of the Rescinded Contracts, Exhibits 1 through 4, inclusive, or otherwise.

4. D. Nelson shall resign immediately from the Board of Directors of Gateway. D. Nelson shall be indemnified by Gateway for any and all liability and Claims asserted against D. Nelson by any third party not presently or formerly affiliated with Gateway or its Representatives (as defined below), based on actions taken by D. Nelson as a director of Gateway (i) within the scope of his actual authority as a director, and (ii) with the actual prior knowledge and approval of all other Gateway directors, and (iii) which actions D. Nelson reasonably believed were undertaken in the best interests of Gateway. These indemnity provisions are limited by Paragraph 6 below, and specifically do not include any Claims against or by any of the Parties described in Paragraph 6.

5. Except as otherwise expressly provided in this Agreement:

(a) The Nelson Parties, and each of them, assume and shall remain responsible for all their respective debts, obligations and other Liabilities (collectively "Liabilities"), and any Claims made against them by anyone other than the Gateway Parties and their Representatives, whether incurred, asserted, pending or existing at present, prior to or after the date of this Agreement, and whether presently known or unknown. The Nelson Parties shall not have any Claim, including but not limited to Claims for indemnity or contribution, against any of the Gateway Parties for any such Liabilities.

(b) The Gateway Parties, and each of them, assume and shall remain responsible for all their respective debts, obligations and other Liabilities (collectively "Liabilities"), and any Claims made against them by anyone other than the Nelson Parties and their Representatives, whether incurred, asserted, pending or existing at present, prior to or after the date of this Agreement, and, whether presently known or unknown. The Gateway Parties shall not have any Claim, including but not limited to Claims for indemnity or contribution, against any of the Nelson Parties for any such Liabilities.

(c) The Nelson Parties shall indemnify and hold harmless the Gateway Parties, including by reimbursing the Gateway Parties for their reasonable and necessary attorneys' fees, litigation expenses and costs of suit, losses and damages resulting from any breach by the Nelson Parties of their obligations under Paragraph 5(a) above, as determined by a court of competent jurisdiction.

(d) The Gateway Parties shall indemnify and hold harmless the Nelson Parties, including by reimbursing the Nelson Parties for their reasonable and necessary attorneys' fees, litigation expenses and costs of suit, losses and damages resulting from any breach by the Gateway Parties of their obligations under Paragraph 5(b) above, as determined by a court of competent jurisdiction.

6. Except as otherwise provided in this Agreement, and except for their respective rights to seek interpretation and/or to enforce the terms and other provisions of this Agreement:

(a) The Gateway Parties, and each of them, on behalf of themselves and their respective officers, directors, shareholders, agents, employees, servants, heirs, beneficiaries, estates, executors, administrators, trusts, trustees, attorneys, insurers, sureties, guarantors, accountants, predecessors, successors, assigns, as well as affiliated persons and entities, and other representatives (collectively "Representatives"), hereby fully and forever release, waive, extinguish and discharge the Nelson Parties, and each of them, and their respective Representatives, from and against any and all rights, titles, interests, demands, actions, proceedings, causes of action, allegations, complaints, losses, damages, claims for relief, debts, obligations and other Liabilities, expenses, disbursements, costs, attorneys' fees and other fees

Initials: Nelson Parties: ______, ______, Gateway Parties: ______, ______

and charges of whatever description, and other claims (collectively "Claims") which the Gateway Parties, or any of them, have, may have or may have had or hereafter have against the Nelson Parties and/or the latter's Representatives, or any of them, whether known, unknown or suspected, whether arising in law or in equity, based on any act, omission, conduct, activity, statement, representation, transaction, undertaking, contract, understanding or other agreement, instrument, document, event or other occurrence (collectively "Events") occurring at any time to the present date. The Claims being released include, but are not limited to, all Claims by any or all of the Gateway Parties against any or all of the Nelson Parties arising from or relating to (a) Gateway, Nelson, Inc., GWIH, Gourmet Gifts, Inc., and/or Elite and/or relating to any shares of stock, assets or other Property, (as defined in Paragraph 1), tangible or intangible, of said corporations, (b) all Claims relating to the Machine, except as provided in this Agreement, (c) any and all Claims relating to or arising from the Rescinded Contracts, Exhibits 1 through 4 hereto, and/or any other contracts, agreements, understandings or other Events between or among the Parties, or any of them, whether written or oral, express or implied, including all documents and other Events relating to mergers, all of which are hereby Rescinded, excepting only this Agreement, and (d) any and all rights, titles, interests, and other Claims in, to or against Nelson, Inc.

(b) The Nelson Parties, and each of them, on behalf of themselves and their respective officers, directors, shareholders, agents, employees, servants, heirs, beneficiaries, estates, executors, administrators, trusts, trustees, attorneys, insurers, sureties, guarantors, accountants, predecessors, successors, assigns, as well as affiliated persons and entities, and other representatives (collectively "Representatives"), hereby fully and forever release, waive, extinguish and discharge the Gateway Parties, and each of them, and their respective Representatives, from and against any and all rights, titles, interests, demands, claims for relief, debts, obligations and other Liabilities, expenses, disbursements, costs, attorneys' fees, and other fees and charges of whatever description, and other claims (collectively "Claims") which the Nelson Parties, or any of them, have, may have or may have had or hereafter have against the Gateway Parties and/or the latter's Representatives, or any of them, whether known, unknown or suspected, whether arising in law or in equity, based on any act, omission, conduct, activity, statement, representation, transaction, undertaking, contract, understanding or other agreement, instrument, document, event or other occurrence (collectively "Events") occurring at any time to the present date. The Claims being released include, but are not limited to, all Claims by any or all of the Gateway Parties against any or all of the Nelson Parties arising from or relating to (a) Gateway, Nelson, Inc., GWIH, Gourmet Gifts, Inc., and/or Elite and/or relating to any shares of stock, assets or other Property, (as defined in Paragraph 1), tangible or intangible, of said corporations, (b) all Claims relating to the Machine, except as provided in this Agreement, (c) any and all Claims relating to or arising from the Rescinded Contracts, Exhibits 1 through 4 hereto, and/or any other contracts, agreements, understandings or other Events between or among the Parties, or any of them, whether written or oral, express or implied, including all documents and other Events relating to mergers, all of which are hereby Rescinded, excepting only this

Initials: Nelson Parties: ________, ________, Gateway Parties: ________, ________

Agreement, and (d) any and all rights, titles, interests, and other Claims in, to or against Gateway and/or Elite.

7. The undersigned Parties each further agree that in making the mutual releases of claims described in Paragraph 5 above, each Party does knowingly and voluntarily waive the benefits and provisions of Civil Code Section 1542, which provides as follows:

" A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

8. Further, the releases of claims and indemnity rights and obligations described in this Agreement do not include nor cover, and indeed expressly exclude, any and all rights, titles, interests, defenses (affirmative and otherwise) and other Claims, of whatever description, whether known or unknown or suspected, whether arising in law or in equity, which any of the Parties or their Representatives, or any of them, have, have had, may have or hereafter against Daniel Lennert, Laura Stearman, Bechler Cams, Inc, a California corporation (collectively the "B.C.I. Parties"), or against any persons or entities formerly affiliated with Gourmet Gifts, Inc, a Nevada corporation, ("Gourmet Gift Prior Group"), excluding the Parties to this Agreement. None of the B.C.I. Parties nor the Gourmet Gift Prior Group are included in or covered by the definitions of Representatives herein, in the releases of claims, in the indemnity rights or obligations, or other terms of this Agreement. No third party beneficiary rights are granted or created under this Agreement in favor of any of the B.C.I. Parties or any of the Gourmet Gifts Prior Group, or in favor of any other person or entity not a Party or Representative of a Party hereunder. Nor does this Agreement include, release, provide indemnities for or otherwise affect any Claim of the B.C.I. Parties against the Gateway Parties or against the Nelson Parties.

9. The Nelson Parties, and each of them will keep confidential, and shall not disclose hereafter or publish to the public, to the B.C.I. Parties, or to any persons or entities not (i) directly affiliated with the Gateway Parties, and (ii) expressly authorized by the Gateway Parties to receive such information, any and all proprietary, confidential and other trade secret information and materials owned or claimed, with colorable legal basis, by any of the Gateway Parties, subject to Paragraph 10 below.

10. The Gateway Parties, and each of them, will keep confidential, and shall not disclose hereafter to the public, to the B.C.I. Parties or to any persons or entities not (i) directly affiliated with the Nelson Parties, and (ii) expressly authorized by the Nelson Parties to receive such information, any and all proprietary, confidential and other trade secret information and materials owned or claimed, with colorable legal basis, by any of the Nelson Parties, subject to Paragraph 11 below.

Initials: Nelson Parties: ______, RL, Gateway Parties: JC, JH

11. Notwithstanding the terms of Paragraphs 9 and 10, in the event any of the Parties receives a subpoena, discovery or trial notice or court order compelling or seeking to compel disclosure of protected information or materials described in those paragraphs, (a) the receiving Party shall provide prompt written notice and copies of the subpoena and any discovery or trial notice and motion to every Party whose confidentiality rights are affected, affording the latter sufficient opportunity and time to object to the proposed disclosure and, if necessary, to appear before a court of competent jurisdiction to protect his or its rights, and (b) if that subpoena or other discovery request or motion is not contested by any Party with confidentiality rights and/or if the court issues an order compelling disclosure of otherwise confidential information or material, the served Party may thereafter make such disclosure as is required by the order or uncontested subpoena.

12. The Gateway Parties, and each of them, hereby warrant and represent to the Nelson Parties, and each of them, that the Gateway Parties have not encumbered, sold, assigned or hypothecated or used as collateral or security, any assets or other Property of the Nelson Parties. The Gateway Parties, and each of them, shall indemnify and hold harmless the Nelson Parties, and each of them, in the event these representations and warranties are untrue when made and as of the date of completed execution of this Agreement by all Parties. Such indemnity shall include indemnification against any and all causes of action, Liabilities (as defined above) and other Claims (as defined above) against the Nelson Parties based on any and all Liabilities incurred by the Gateway Parties prior to or subsequent to the date of this Agreement for which any Property of the Nelson Parties was utilized as security, collateral, or otherwise hypothecated by the Gateway Parties, or any of them. Such indemnities shall further include reimbursement of all reasonable and necessary attorneys' fees, litigation expenses, costs of suit, losses and damages incurred by the Nelson Parties as a result of said breach of this Paragraph, provided that the Nelson Parties are the prevailing parties on their breach and indemnity claims under this Paragraph as determined by a court of competent jurisdiction.

13. The Nelson Parties, and each of them, hereby warrant and represent to the Gateway Parties, and each of them, that the Nelson Parties have not encumbered, sold, assigned or hypothecated or used as collateral or security, any assets or other Property of the Gateway Parties. The Nelson Parties, and each of them, shall indemnify and hold harmless the Gateway Parties, and each of them, in the event these representations and warranties are untrue when made and as of the date of completed execution of this Agreement by all Parties. Such indemnity shall include indemnification against any and all causes of action, Liabilities (as defined above), and other Claims (as defined above), which are asserted against the Gateway Parties based on any and all Liabilities incurred by the Gateway Parties prior to or subsequent to the date of this Agreement for which any Property of the Gateway Parties was utilized, as collateral, security or otherwise hypothecated by the Nelson Parties, or any of them. Such indemnities shall further include reimbursement of all reasonable and necessary attorneys' fees, litigation expenses, costs of suit, losses and damages incurred by the Gateway Parties as a result of said breach of this Paragraph,

Initials: Nelson Parties: ______, RL, Gateway Parties: LC, [initials]

provided that the Gateway Parties are the prevailing parties on their breach and indemnity claims under this Paragraph as determined by a court of competent jurisdiction.

14. Each Party shall remain responsible for their own tax consequences, if any, arising from the events and other matters described in this Agreement. No Party is relying on any advice, promises or representations of any other Party as to taxes or any other matter in making this Agreement.

15. This Agreement is made in the County of Orange, California, and shall be interpreted and enforced under the laws of California. Venue as to any litigation proceedings to enforce or interpret this Agreement is vested exclusively in any court of competent jurisdiction located in Orange County, California.

16. If any legal action or proceeding, including arbitration, be brought in a court of competent jurisdiction by any Party to enforce or interpret this Agreement, including any rights and obligations thereunder and/or because of the breach of any condition or agreement herein on the part of any Party hereto, the prevailing party shall be awarded its reasonable attorneys' fees and costs, in an amount to be determined by the court.

17. Each Party to this Agreement has consulted with his or its own legal counsel in deciding whether to sign this Agreement and as to the significance, terms and legal effect of this Agreement. Each Party signs this Agreement voluntarily, without duress, and with full authority to bind himself and the entity for which he signs. No Party has sold, assigned, transferred, encumbered, hypothecated, or relinquished to any other person or entity any of the rights or Claims described in this Agreement.

18. This Agreement constitutes the final, complete and exclusive contract, agreement and understanding between the Parties relating or pertaining to the terms of Rescission of the Rescinded Contracts, Exhibits 1 through 4, respectively, as well as the other subjects of this Agreement, including the general releases of Claims and indemnities. This document supersedes and nullifies all prior and contemporaneous understandings, contracts and agreements of the Parties, except as otherwise specifically stated in this Agreement, and is binding on and inures to the benefit of each of the Parties and their respective Representatives. No Party has been induced to enter into this Agreement by any other Party, nor is any Party relying on any representation, covenant or warranty outside those expressly set forth or described in this Agreement. Any agreement made after the date of this Agreement is ineffective to modify, amend, waive, or terminate this Agreement, in whole or in part, unless that agreement is in writing, is signed by all Parties to this Agreement, and specifically states that said later agreement modifies this Agreement.

19. Each Party to this Agreement agrees to execute all further documents, including but

Initials: Nelson Parties: _______, RL, Gateway Parties: LC, JH.

not limited to filings, instruments, submissions, amendments, certifications, and other documents as may be required by the SEC and State of California, State of Nevada or other applicable law or authority to effectuate the provisions of this Agreement. Each Party fully agrees to perform all other acts, including providing information and documents, reasonably necessary to fully effectuate the Rescission of contracts, restoration of the consideration given under each of the Rescinded Contracts, the releases of claims, indemnities and other terms and provisions of this Agreement. Each Party to this Agreement will, at his or its own cost and expense, execute and deliver such further documents and instruments and will take such other actions as may be reasonably required or appropriate to perform the terms and accomplish the intent and purposes of this Agreement.

20. Each Party shall bear and assume his or its own respective costs, expenses, disbursements and attorneys' fees incurred in the making of this Agreement, the effectuation of the rescissions of contracts, restitutions of consideration and other transactions and documents described herein.

21. Each of the Recitals is hereby incorporated as a term of this Agreement.

///

///

///

22. This Agreement may be executed in counterparts, each of which will be deemed to be an original.

Initials: Nelson Parties: _______, RL, Gateway Parties: LC, [signature]

22. This Agreement may be executed in counterparts, each of which will be deemed to be an original.

Each of the undersigned parties hereby agrees to the terms stated above by affixing signatures in the spaces provided below.

NELSON PARTIES

May 15, 2003

Nelson Engineering, Inc.

By:

Don Nelson, President

May 15, 2003

By:

Don Nelson, Shareholder

May 20, 2003

By:

Richard Lund, Shareholder

May 15, 2003

Don Nelson, an individual

May ___, 2003

Richard Lund, an individual

Initials: Nelson Parties DN, RL, Gateway Parties: ________,

Each of the undersigned parties hereby agrees to the terms stated above by affixing signatures in the spaces provided below.

NELSON PARTIES

May ____, 2003 Nelson Engineering, Inc.

By: ____________________
Don Nelson, President

May ___, 2003 By: ____________________
Don Nelson, Shareholder

May 20, 2003 By: ____________________
Richard Lund, Shareholder

May ___, 2003 ____________________
Don Nelson, an individual

May ___, 2003 ____________________
Richard Lund, an individual

Initials: Nelson Parties: ______, ______, Gateway Parties: ______, ______

GATEWAY PARTIES

May 15, 2003

Gateway International Holdings, Inc.

By: ______________________

Lawrence Consalvi,
Chief Executive Officer

May 15, 2003

By: ______________________

Joseph T.W. Gledhill,
Chief Operating Officer

May 15, 2003

By: ______________________

Lawrence Consalvi, Shareholder

May 15, 2003

By: ______________________

Joseph T.W. Gledhill, Shareholder

May 15, 2003

E.M. TOOL COMPANY, INC.,
d.b.a. ELITE MACHINE TOOL
COMPANY, INC.

By: ______________________

Lawrence Consalvi
President

May 15, 2003

____

Lawrence Consalvi, an individual

May 15, 2003

____

Joseph T.W. Gledhill, an individual

Initials: Nelson Parties: _______, _______, Gateway Parties: _______, _______